Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 305–311 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 181-186 and pages 187-189, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30,
2021.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q21 Change					2021 Change
SELECTED INCOME STATEMENT DATA	3Q21		2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021		2020	2020
Reported Basis
Total net revenue (a)	$29,647		$30,479	$32,266	$29,335	$29,255	(3)%	1%	$92,392		$90,616	2%
Total noninterest expense	17,063		17,667	18,725	16,048	16,875	(3)	1	53,455		50,608	6
Pre-provision profit (b)	12,584		12,812	13,541	13,287	12,380	(2)	2	38,937		40,008	(3)
Provision for credit losses	(1,527)		(2,285)	(4,156)	(1,889)	611	33	NM	(7,968)		19,369	NM
NET INCOME	11,687		11,948	14,300	12,136	9,443	(2)	24	37,935		16,995	123

Managed Basis (c)
Total net revenue	30,441		31,395	33,119	30,161	29,941	(3)	2	94,955		92,768	2
Total noninterest expense	17,063		17,667	18,725	16,048	16,875	(3)	1	53,455		50,608	6
Pre-provision profit (b)	13,378		13,728	14,394	14,113	13,066	(3)	2	41,500		42,160	(2)
Provision for credit losses	(1,527)		(2,285)	(4,156)	(1,889)	611	33	NM	(7,968)		19,369	NM
NET INCOME	11,687		11,948	14,300	12,136	9,443	(2)	24	37,935		16,995	123

EARNINGS PER SHARE DATA
Net income: Basic	$3.74		$3.79	$4.51	$3.80	$2.93	(1)	28	$12.05		$5.10	136
Diluted	3.74		3.78	4.50	3.79	2.92	(1)	28	12.02		5.09	136
Average shares: Basic	2,999.9		3,036.6	3,073.5	3,079.7	3,077.8	(1)	(3)	3,036.4		3,083.3	(2)
Diluted	3,005.1		3,041.9	3,078.9	3,085.1	3,082.8	(1)	(3)	3,041.7		3,088.1	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$483,748		$464,778	$460,820	$387,492	$293,451	4	65	$483,748		$293,451	65
Common shares at period-end	2,955.3		2,988.2	3,027.1	3,049.4	3,048.2	(1)	(3)	2,955.3		3,048.2	(3)
Book value per share	86.36		84.85	82.31	81.75	79.08	2	9	86.36		79.08	9
Tangible book value per share (“TBVPS”) (b)	69.87		68.91	66.56	66.11	63.93	1	9	69.87		63.93	9
Cash dividends declared per share	1.00	(f)	0.90	0.90	0.90	0.90	11	11	2.80		2.70	4

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	18%		18%	23%	19%	15%			20%		9%
Return on tangible common equity (“ROTCE”) (b)	22		23	29	24	19			24		11
Return on assets	1.24		1.29	1.61	1.42	1.14			1.37		0.72

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	12.9%	(g)	13.0%	13.1%	13.1%	13.1%			12.9%	(g)	13.1%
Tier 1 capital ratio	15.0	(g)	15.1	15.0	15.0	15.0			15.0	(g)	15.0
Total capital ratio	16.9	(g)	17.1	17.2	17.3	17.3			16.9	(g)	17.3
Tier 1 leverage ratio	6.6	(g)	6.6	6.7	7.0	7.0			6.6	(g)	7.0
Supplementary leverage ratio (“SLR”)	5.5	(g)	5.4	6.7	6.9	7.0			5.5	(g)	7.0

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits from accounts payable and other liabilities to other assets to be a reduction to the carrying value of certain tax-oriented investments. The reclassification also resulted in an increase in income tax expense and a corresponding increase in other income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation, including the Firm’s effective income tax rate. The reclassification did not change the Firm’s results of operations on a managed basis.
(b)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(c)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(d)Quarterly ratios are based upon annualized amounts.
(e)The capital metrics reflect the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions that became effective in the first quarter of 2020. For the periods ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $3.3 billion, $3.8 billion, $4.5 billion, $5.7 billion and $6.4 billion, respectively. The SLR prior to the periods ended June 30, 2021 reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021. Refer to Capital Risk Management on pages 45-50 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 for additional information on the Firm’s capital metrics. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91-101 of the Firm’s 2020 Form 10-K for additional information.
(f)On September 21, 2021, the Board of Directors declared a quarterly common stock dividend of $1.00 per share.
(g)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$3,757,576	$3,684,256	$3,689,336	$3,384,757	$3,245,061	2%	16%	$3,757,576	$3,245,061	16%
Loans:
Consumer, excluding credit card loans	328,164	329,685	324,908	318,579	322,098	—	2	328,164	322,098	2
Credit card loans	143,166	141,802	132,493	144,216	140,377	1	2	143,166	140,377	2
Wholesale loans	573,285	569,467	553,906	550,058	527,265	1	9	573,285	527,265	9
Total Loans	1,044,615	1,040,954	1,011,307	1,012,853	989,740	—	6	1,044,615	989,740	6

Deposits:
U.S. offices:
Noninterest-bearing	656,438	639,114	629,139	572,711	540,116	3	22	656,438	540,116	22
Interest-bearing	1,344,092	1,281,432	1,266,856	1,197,032	1,117,149	5	20	1,344,092	1,117,149	20
Non-U.S. offices:
Noninterest-bearing	28,589	24,723	22,661	23,435	21,406	16	34	28,589	21,406	34
Interest-bearing	373,234	359,948	359,456	351,079	322,745	4	16	373,234	322,745	16
Total deposits	2,402,353	2,305,217	2,278,112	2,144,257	2,001,416	4	20	2,402,353	2,001,416	20

Long-term debt	298,465	299,926	279,427	281,685	279,175	—	7	298,465	279,175	7
Common stockholders’ equity	255,203	253,548	249,151	249,291	241,050	1	6	255,203	241,050	6
Total stockholders’ equity	290,041	286,386	280,714	279,354	271,113	1	7	290,041	271,113	7

Loans-to-deposits ratio	43%	45%	44%	47%	49%			43%	49%

Headcount	265,790	260,110	259,350	255,351	256,358	2	4	265,790	256,358	4

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$35	$43	$106	$96	$90	(19)	(61)

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$12,521	$12,760	$12,517	$12,728	$12,895	(2)	(3)	$37,798	$38,540	(2)
Corporate & Investment Bank	12,396	13,214	14,605	11,352	11,546	(6)	7	40,215	37,932	6
Commercial Banking	2,520	2,483	2,393	2,463	2,285	1	10	7,396	6,850	8
Asset & Wealth Management	4,300	4,107	4,077	3,867	3,554	5	21	12,484	10,373	20
Corporate	(1,296)	(1,169)	(473)	(249)	(339)	(11)	(282)	(2,938)	(927)	(217)
TOTAL NET REVENUE	$30,441	$31,395	$33,119	$30,161	$29,941	(3)	2	$94,955	$92,768	2

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$4,341	$5,634	$6,728	$4,325	$3,871	(23)	12	$16,703	$3,892	329
Corporate & Investment Bank	5,562	4,985	5,740	5,349	4,309	12	29	16,287	11,745	39
Commercial Banking	1,407	1,420	1,168	2,034	1,086	(1)	30	3,995	544	NM
Asset & Wealth Management	1,194	1,153	1,244	786	876	4	36	3,591	2,206	63
Corporate	(817)	(1,244)	(580)	(358)	(699)	34	(17)	(2,641)	(1,392)	(90)
NET INCOME	$11,687	$11,948	$14,300	$12,136	$9,443	(2)	24	$37,935	$16,995	123

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
REVENUE	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
Investment banking fees	$3,282	$3,470	$2,970	$2,583	$2,187	(5)%	50%	$9,722	$6,903	41%
Principal transactions	3,546	4,076	6,500	3,321	4,142	(13)	(14)	14,122	14,700	(4)
Lending- and deposit-related fees	1,801	1,760	1,687	1,727	1,647	2	9	5,248	4,784	10
Asset management, administration and commissions	5,257	5,194	5,029	4,901	4,470	1	18	15,480	13,276	17
Investment securities gains/(losses)	(256)	(155)	14	70	473	(65)	NM	(397)	732	NM
Mortgage fees and related income	600	551	704	767	1,087	9	(45)	1,855	2,324	(20)
Card income	1,005	1,647	1,350	1,297	1,169	(39)	(14)	4,002	3,138	28
Other income (a)	1,332	1,195	1,123	1,411	1,067	11	25	3,650	3,454	6
Noninterest revenue	16,567	17,738	19,377	16,077	16,242	(7)	2	53,682	49,311	9
Interest income	14,480	14,094	14,271	14,550	14,700	3	(1)	42,845	49,973	(14)
Interest expense	1,400	1,353	1,382	1,292	1,687	3	(17)	4,135	8,668	(52)
Net interest income	13,080	12,741	12,889	13,258	13,013	3	1	38,710	41,305	(6)
TOTAL NET REVENUE	29,647	30,479	32,266	29,335	29,255	(3)	1	92,392	90,616	2

Provision for credit losses	(1,527)	(2,285)	(4,156)	(1,889)	611	33	NM	(7,968)	19,369	NM

NONINTEREST EXPENSE
Compensation expense	9,087	9,814	10,601	7,954	8,630	(7)	5	29,502	27,034	9
Occupancy expense	1,109	1,090	1,115	1,161	1,142	2	(3)	3,314	3,288	1
Technology, communications and equipment expense	2,473	2,488	2,519	2,606	2,564	(1)	(4)	7,480	7,732	(3)
Professional and outside services	2,523	2,385	2,203	2,259	2,178	6	16	7,111	6,205	15
Marketing	712	626	751	725	470	14	51	2,089	1,751	19
Other expense (b)	1,159	1,264	1,536	1,343	1,891	(8)	(39)	3,959	4,598	(14)
TOTAL NONINTEREST EXPENSE	17,063	17,667	18,725	16,048	16,875	(3)	1	53,455	50,608	6
Income before income tax expense	14,111	15,097	17,697	15,176	11,769	(7)	20	46,905	20,639	127
Income tax expense (a)	2,424	3,149	3,397	3,040	2,326	(23)	4	8,970	3,644	146
NET INCOME	$11,687	$11,948	$14,300	$12,136	$9,443	(2)	24	$37,935	$16,995	123

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$3.74	$3.79	$4.51	$3.80	$2.93	(1)	28	$12.05	$5.10	136
Diluted earnings per share	3.74	3.78	4.50	3.79	2.92	(1)	28	12.02	5.09	136

FINANCIAL RATIOS
Return on common equity (c)	18%	18%	23%	19%	15%			20%	9%
Return on tangible common equity (c)(d)	22	23	29	24	19			24	11
Return on assets (c)	1.24	1.29	1.61	1.42	1.14			1.37	0.72
Effective income tax rate (a)	17.2	20.9	19.2	20.0	19.8			19.1	17.7
Overhead ratio	58	58	58	55	58			58	56

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Included Firmwide legal expense of $76 million, $185 million, $28 million, $276 million and $524 million for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and $289 million and $839 million for the nine months ended September 30, 2021 and September 30, 2020 respectively.
(c)Quarterly ratios are based upon annualized amounts.
(d)Refer to page 28 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
										Sep 30, 2021
										Change
	Sep 30,	Jun 30,		Mar 31,		Dec 31,		Sep 30,		Jun 30,	Sep 30,
	2021	2021		2021		2020		2020		2021	2020
ASSETS
Cash and due from banks	$25,857	$26,592		$25,397		$24,874		$20,816		(3)%	24%
Deposits with banks	734,012	678,829		685,675		502,735		466,706		8	57
Federal funds sold and securities purchased under
resale agreements	282,161	260,987		272,481		296,284		319,849		8	(12)
Securities borrowed	202,987	186,376		179,516		160,635		142,441		9	43
Trading assets:
Debt and equity instruments	447,993	454,268	(b)	475,156	(b)	427,682	(b)	433,893	(b)	(1)	3
Derivative receivables	67,908	66,320	(b)	68,896	(b)	75,444	(b)	71,929	(b)	2	(6)
Available-for-sale (“AFS”) securities	251,590	232,161		379,942		388,178		389,583		8	(35)
Held-to-maturity (”HTM”) securities, net of allowance for credit losses	343,542	341,476		217,452		201,821		141,553		1	143
Investment securities, net of allowance for credit losses	595,132	573,637		597,394		589,999		531,136		4	12
Loans	1,044,615	1,040,954		1,011,307		1,012,853		989,740		—	6
Less: Allowance for loan losses	18,150	19,500		23,001		28,328		30,814		(7)	(41)
Loans, net of allowance for loan losses	1,026,465	1,021,454		988,306		984,525		958,926		—	7
Accrued interest and accounts receivable	116,395	125,253		114,754		90,503		76,945		(7)	51
Premises and equipment	26,996	26,631		26,926		27,109		26,672		1	1
Goodwill, MSRs and other intangible assets	56,566	54,655		54,588		53,428		51,594		3	10
Other assets (a)	175,104	209,254		200,247		151,539		144,154		(16)	21
TOTAL ASSETS	$3,757,576	$3,684,256		$3,689,336		$3,384,757		$3,245,061		2	16

LIABILITIES
Deposits	$2,402,353	$2,305,217		$2,278,112		$2,144,257		$2,001,416		4	20
Federal funds purchased and securities loaned or sold
under repurchase agreements	254,920	245,437		304,019		215,209		236,440		4	8
Short-term borrowings	50,393	51,938		54,978		45,208		41,992		(3)	20
Trading liabilities:
Debt and equity instruments	126,058	127,822		130,909		99,558		104,835		(1)	20
Derivative payables	53,485	56,045		60,440		70,623		57,658		(5)	(7)
Accounts payable and other liabilities (a)	268,604	297,082		285,066		231,285		233,241		(10)	15
Beneficial interests issued by consolidated VIEs	13,257	14,403		15,671		17,578		19,191		(8)	(31)
Long-term debt	298,465	299,926		279,427		281,685		279,175		—	7
TOTAL LIABILITIES	3,467,535	3,397,870		3,408,622		3,105,403		2,973,948		2	17

STOCKHOLDERS’ EQUITY
Preferred stock	34,838	32,838		31,563		30,063		30,063		6	16
Common stock	4,105	4,105		4,105		4,105		4,105		—	—
Additional paid-in capital	88,357	88,194		88,005		88,394		88,289		—	—
Retained earnings	265,276	256,983		248,151		236,990		228,014		3	16
Accumulated other comprehensive income/(loss)	963	2,570		1,041		7,986		8,940		(63)	(89)
Shares held in RSU Trust, at cost	—	—		—		—		(11)		—	NM
Treasury stock, at cost	(103,498)	(98,304)		(92,151)		(88,184)		(88,287)		(5)	(17)
TOTAL STOCKHOLDERS’ EQUITY	290,041	286,386		280,714		279,354		271,113		1	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,757,576	$3,684,256		$3,689,336		$3,384,757		$3,245,061		2	16

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
AVERAGE BALANCES	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
ASSETS
Deposits with banks	$756,653	$721,214	$631,606	$507,194	$509,979	5%	48%	$703,616	$422,860	66%
Federal funds sold and securities purchased under resale agreements	262,679	255,831	289,763	327,504	277,899	3	(5)	269,324	258,607	4
Securities borrowed	189,418	190,785	175,019	149,146	147,184	(1)	29	185,127	141,567	31
Trading assets - debt instruments	275,860	277,024	322,648	319,585	322,321	—	(14)	291,673	324,061	(10)
Investment securities	565,344	585,084	582,460	568,354	548,544	(3)	3	577,566	490,322	18
Loans	1,042,591	1,024,633	1,013,524	996,367	991,241	2	5	1,027,023	1,007,360	2
All other interest-earning assets (a)	127,241	122,624	111,549	87,496	77,806	4	64	120,529	75,859	59
Total interest-earning assets	3,219,786	3,177,195	3,126,569	2,955,646	2,874,974	1	12	3,174,858	2,720,636	17
Trading assets - equity and other instruments	177,315	199,288 (h)	164,010 (h)	143,056 (h)	124,266 (h)	(11)	43	180,253	113,431 (h)	59
Trading assets - derivative receivables	65,574	70,212 (h)	74,730 (h)	74,721 (h)	76,939 (h)	(7)	(15)	70,139	73,423 (h)	(4)
All other noninterest-earning assets (b)	262,544	281,992	247,532	225,290	212,939	(7)	23	264,077	228,660	15
TOTAL ASSETS	$3,725,219	$3,728,687	$3,612,841	$3,398,713	$3,289,118	—	13	$3,689,327	$3,136,150	18
LIABILITIES
Interest-bearing deposits	$1,696,850	$1,669,376	$1,610,467	$1,529,066	$1,434,034	2	18	$1,659,214	$1,342,270	24
Federal funds purchased and securities loaned or
sold under repurchase agreements	240,912	261,343	301,386	247,276	253,779	(8)	(5)	267,659	258,156	4
Short-term borrowings (c)	43,759	46,185	42,031	36,183	36,697	(5)	19	43,998	39,749	11
Trading liabilities - debt and all other interest-bearing liabilities (d)	241,297	246,666	230,922	213,989	206,643	(2)	17	239,666	202,322	18
Beneficial interests issued by consolidated VIEs	14,232	15,117	17,185	18,647	19,838	(6)	(28)	15,501	19,407	(20)
Long-term debt	257,593	248,552	239,398	237,144	267,175	4	(4)	248,581	260,194	(4)
Total interest-bearing liabilities	2,494,643	2,487,239	2,441,389	2,282,305	2,218,166	—	12	2,474,619	2,122,098	17
Noninterest-bearing deposits	672,609	654,419	614,165	582,517	551,565	3	22	647,278	495,704	31
Trading liabilities - equity and other instruments	35,505	35,397	35,029	33,732	32,256	—	10	35,312	32,258	9
Trading liabilities - derivative payables	55,907	62,533	67,960	63,551	64,599	(11)	(13)	62,089	60,936	2
All other noninterest-bearing liabilities (b)	178,770	205,584	178,444	164,873	155,672	(13)	15	187,601	160,059	17
TOTAL LIABILITIES	3,437,434	3,445,172	3,336,987	3,126,978	3,022,258	—	14	3,406,899	2,871,055	19
Preferred stock	34,229	32,666	30,312	30,063	30,063	5	14	32,417	29,844	9
Common stockholders’ equity	253,556	250,849	245,542	241,672	236,797	1	7	250,011	235,251	6
TOTAL STOCKHOLDERS’ EQUITY	287,785	283,515	275,854	271,735	266,860	2	8	282,428	265,095	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,725,219	$3,728,687	$3,612,841	$3,398,713	$3,289,118	—	13	$3,689,327	$3,136,150	18

AVERAGE RATES (e)
INTEREST-EARNING ASSETS
Deposits with banks	0.09%	0.06%	0.04%	0.03%	0.05%			0.06%	0.22%
Federal funds sold and securities purchased under resale agreements	0.35	0.27	0.33	0.41	0.57			0.32	1.08
Securities borrowed (f)	(0.15)	(0.19)	(0.18)	(0.40)	(0.35)			(0.17)	(0.14)
Trading assets - debt instruments	2.43	2.49	2.25	2.32	2.29			2.38	2.48
Investment securities	1.32	1.31	1.36	1.39	1.58			1.33	1.99
Loans	3.99	3.98	4.09	4.14	4.11			4.02	4.44
All other interest-earning assets (a)	0.64	0.66	0.72	0.89	0.94			0.67	1.46
Total interest-earning assets	1.80	1.79	1.87	1.97	2.05			1.82	2.47

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.03	0.03	0.04	0.05	0.07			0.03	0.22
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.20	0.09	0.02	0.06	0.17			0.10	0.53
Short-term borrowings (c)	0.26	0.30	0.31	0.40	0.65			0.29	1.13
Trading liabilities - debt and all other interest-bearing liabilities (d)(f)	0.09	0.08	0.05	(0.15)	(0.10)			0.07	0.18
Beneficial interests issued by consolidated VIEs	0.50	0.55	0.64	0.65	0.71			0.57	1.27
Long-term debt	1.62	1.70	1.92	1.82	1.93			1.74	2.40
Total interest-bearing liabilities	0.22	0.22	0.23	0.23	0.30			0.22	0.55

INTEREST RATE SPREAD	1.58%	1.57%	1.64%	1.74%	1.75%			1.60%	1.92%
NET YIELD ON INTEREST-EARNING ASSETS	1.62%	1.62%	1.69%	1.80%	1.82%			1.64%	2.04%
Memo: Net yield on interest-earning assets excluding CIB Markets (g)	1.91%	1.90%	1.93%	2.01%	2.05%			1.92%	2.41%
(a)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.
(b)    In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(c)    Includes commercial paper.
(d)    All other interest-bearing liabilities include brokerage-related customer payables.
(e)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(f)    Negative interest income and yields are related to the impact of current interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(g)    Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.
(h)    Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
OTHER INCOME
Other income - reported (a)	$1,332	$1,195	$1,123	$1,411	$1,067	11%	25%	$3,650	$3,454	6%
Fully taxable-equivalent adjustments (a)(b)	690	807	744	729	582	(14)	19	2,241	1,831	22
Other income - managed	$2,022	$2,002	$1,867	$2,140	$1,649	1	23	$5,891	$5,285	11

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$16,567	$17,738	$19,377	$16,077	$16,242	(7)	2	$53,682	$49,311	9
Fully taxable-equivalent adjustments	690	807	744	729	582	(14)	19	2,241	1,831	22
Total noninterest revenue - managed	$17,257	$18,545	$20,121	$16,806	$16,824	(7)	3	$55,923	$51,142	9

NET INTEREST INCOME
Net interest income - reported	$13,080	$12,741	$12,889	$13,258	$13,013	3	1	$38,710	$41,305	(6)
Fully taxable-equivalent adjustments (b)	104	109	109	97	104	(5)	—	322	321	—
Net interest income - managed	$13,184	$12,850	$12,998	$13,355	$13,117	3	1	$39,032	$41,626	(6)

TOTAL NET REVENUE
Total net revenue - reported	$29,647	$30,479	$32,266	$29,335	$29,255	(3)	1	$92,392	$90,616	2
Fully taxable-equivalent adjustments	794	916	853	826	686	(13)	16	2,563	2,152	19
Total net revenue - managed	$30,441	$31,395	$33,119	$30,161	$29,941	(3)	2	$94,955	$92,768	2

PRE-PROVISION PROFIT
Pre-provision profit - reported	$12,584	$12,812	$13,541	$13,287	$12,380	(2)	2	$38,937	$40,008	(3)
Fully taxable-equivalent adjustments	794	916	853	826	686	(13)	16	2,563	2,152	19
Pre-provision profit - managed	$13,378	$13,728	$14,394	$14,113	$13,066	(3)	2	$41,500	$42,160	(2)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$14,111	$15,097	$17,697	$15,176	$11,769	(7)	20	$46,905	$20,639	127
Fully taxable-equivalent adjustments	794	916	853	826	686	(13)	16	2,563	2,152	19
Income before income tax expense - managed	$14,905	$16,013	$18,550	$16,002	$12,455	(7)	20	$49,468	$22,791	117

INCOME TAX EXPENSE
Income tax expense - reported (a)	$2,424	$3,149	$3,397	$3,040	$2,326	(23)	4	$8,970	$3,644	146
Fully taxable-equivalent adjustments (a)(b)	794	916	853	826	686	(13)	16	2,563	2,152	19
Income tax expense - managed	$3,218	$4,065	$4,250	$3,866	$3,012	(21)	7	$11,533	$5,796	99

OVERHEAD RATIO
Overhead ratio - reported	58%	58%	58%	55%	58%			58%	56%
Overhead ratio - managed	56	56	57	53	56			56	55

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,521	$12,760	$12,517	$12,728	$12,895	(2)%	(3)%	$37,798	$38,540	(2)%
Corporate & Investment Bank	12,396	13,214	14,605	11,352	11,546	(6)	7	40,215	37,932	6
Commercial Banking	2,520	2,483	2,393	2,463	2,285	1	10	7,396	6,850	8
Asset & Wealth Management	4,300	4,107	4,077	3,867	3,554	5	21	12,484	10,373	20
Corporate	(1,296)	(1,169)	(473)	(249)	(339)	(11)	(282)	(2,938)	(927)	(217)
TOTAL NET REVENUE	$30,441	$31,395	$33,119	$30,161	$29,941	(3)	2	$94,955	$92,768	2

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,238	$7,062	$7,202	$7,042	$6,912	2	5	$21,502	$20,948	3
Corporate & Investment Bank	5,871	6,523	7,104	4,939	5,832	(10)	1	19,498	18,599	5
Commercial Banking	1,032	981	969	950	969	5	7	2,982	2,848	5
Asset & Wealth Management	2,762	2,586	2,574	2,756	2,443	7	13	7,922	7,201	10
Corporate	160	515	876	361	719	(69)	(78)	1,551	1,012	53
TOTAL NONINTEREST EXPENSE	$17,063	$17,667	$18,725	$16,048	$16,875	(3)	1	$53,455	$50,608	6

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,283	$5,698	$5,315	$5,686	$5,983	(7)	(12)	$16,296	$17,592	(7)
Corporate & Investment Bank	6,525	6,691	7,501	6,413	5,714	(2)	14	20,717	19,333	7
Commercial Banking	1,488	1,502	1,424	1,513	1,316	(1)	13	4,414	4,002	10
Asset & Wealth Management	1,538	1,521	1,503	1,111	1,111	1	38	4,562	3,172	44
Corporate	(1,456)	(1,684)	(1,349)	(610)	(1,058)	14	(38)	(4,489)	(1,939)	(132)
PRE-PROVISION PROFIT	$13,378	$13,728	$14,394	$14,113	$13,066	(3)	2	$41,500	$42,160	(2)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$(459)	$(1,868)	$(3,602)	$(83)	$795	75	NM	$(5,929)	$12,395	NM
Corporate & Investment Bank	(638)	(79)	(331)	(581)	(81)	NM	NM	(1,048)	3,307	NM
Commercial Banking	(363)	(377)	(118)	(1,181)	(147)	4	(147)	(858)	3,294	NM
Asset & Wealth Management	(60)	(10)	(121)	(2)	(52)	(500)	(15)	(191)	265	NM
Corporate	(7)	49	16	(42)	96	NM	NM	58	108	(46)
PROVISION FOR CREDIT LOSSES	$(1,527)	$(2,285)	$(4,156)	$(1,889)	$611	33	NM	$(7,968)	$19,369	NM

NET INCOME/(LOSS)
Consumer & Community Banking	$4,341	$5,634	$6,728	$4,325	$3,871	(23)	12	$16,703	$3,892	329
Corporate & Investment Bank	5,562	4,985	5,740	5,349	4,309	12	29	16,287	11,745	39
Commercial Banking	1,407	1,420	1,168	2,034	1,086	(1)	30	3,995	544	NM
Asset & Wealth Management	1,194	1,153	1,244	786	876	4	36	3,591	2,206	63
Corporate	(817)	(1,244)	(580)	(358)	(699)	34	(17)	(2,641)	(1,392)	(90)
TOTAL NET INCOME	$11,687	$11,948	$14,300	$12,136	$9,443	(2)	24	$37,935	$16,995	123

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2021
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2021 Change
	2021		2021	2021	2020	2020	2021	2020	2021	2020	2020
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$209,933	(e)	$209,010	$206,078	$205,078	$197,719	—%	6%
Tier 1 capital	244,240	(e)	241,356	237,333	234,844	227,486	1	7
Total capital	275,027	(e)	274,443	271,407	269,923	262,397	—	5
Risk-weighted assets	1,627,726	(e)	1,601,631	1,577,007	1,560,609	1,514,509	2	7
CET1 capital ratio	12.9%	(e)	13.0%	13.1%	13.1%	13.1%
Tier 1 capital ratio	15.0	(e)	15.1	15.0	15.0	15.0
Total capital ratio	16.9	(e)	17.1	17.2	17.3	17.3

Advanced
CET1 capital	$209,933	(e)	$209,010	$206,078	$205,078	$197,719	—	6
Tier 1 capital	244,240	(e)	241,356	237,333	234,844	227,486	1	7
Total capital	264,510	(e)	262,364	258,635	257,228	249,947	1	6
Risk-weighted assets	1,547,554	(e)	1,514,386	1,503,828	1,484,431	1,429,334	2	8
CET1 capital ratio	13.6%	(e)	13.8%	13.7%	13.8%	13.8%
Tier 1 capital ratio	15.8	(e)	15.9	15.8	15.8	15.9
Total capital ratio	17.1	(e)	17.3	17.2	17.3	17.5

Leverage-based capital metrics
Adjusted average assets (b)	$3,675,837	(e)	$3,680,830	$3,565,545	$3,353,319	$3,243,290	—	13
Tier 1 leverage ratio	6.6%	(e)	6.6%	6.7%	7.0%	7.0%

Total leverage exposure	4,464,358	(e)	4,456,557	3,522,629	3,401,542	3,247,392	—	37
SLR	5.5%	(e)	5.4%	6.7%	6.9%	7.0%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$255,203		$253,548	$249,151	$249,291	$241,050	1	6
Less: Goodwill	50,313		49,256	49,243	49,248	47,819	2	5
Less: Other intangible assets	902		850	875	904	759	6	19
Add: Certain deferred tax liabilities (d)	2,500		2,461	2,457	2,453	2,405	2	4
Total tangible common equity	$206,488		$205,903	$201,490	$201,592	$194,877	—	6

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$253,556		$250,849	$245,542	$241,672	$236,797	1	7	$250,011	$235,251	6%
Less: Goodwill	49,457		49,260	49,249	47,842	47,820	—	3	49,323	47,812	3
Less: Other intangible assets	849		864	891	752	769	(2)	10	868	791	10
Add: Certain deferred tax liabilities (d)	2,480		2,459	2,455	2,416	2,401	1	3	2,465	2,393	3
Total tangible common equity	$205,730		$203,184	$197,857	$195,494	$190,609	1	8	$202,285	$189,041	7

INTANGIBLE ASSETS (period-end)
Goodwill	$50,313		$49,256	$49,243	$49,248	$47,819	2	5
Mortgage servicing rights	5,351		4,549	4,470	3,276	3,016	18	77
Other intangible assets	902		850	875	904	759	6	19
Total intangible assets	$56,566		$54,655	$54,588	$53,428	$51,594	3	10

(a)The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $3.3 billion, $3.8 billion, $4.5 billion, $5.7 billion and $6.4 billion, respectively. The SLR prior to the periods ended June 30, 2021 reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021. Refer to Capital Risk Management on pages 45-50 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 for additional information on the Firm’s capital metrics. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91-101 of the Firm’s 2020 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q21 Change				2021 Change
	3Q21		2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
EARNINGS PER SHARE
Basic earnings per share
Net income	$11,687		$11,948	$14,300	$12,136	$9,443	(2)%	24%	$37,935	$16,995	123%
Less: Preferred stock dividends	402		393	379	380	381	2	6	1,174	1,203	(2)
Net income applicable to common equity	11,285		11,555	13,921	11,756	9,062	(2)	25	36,761	15,792	133
Less: Dividends and undistributed earnings allocated to
participating securities	56		59	70	57	47	(5)	19	185	80	131
Net income applicable to common stockholders	$11,229		$11,496	$13,851	$11,699	$9,015	(2)	25	$36,576	$15,712	133

Total weighted-average basic shares outstanding	2,999.9		3,036.6	3,073.5	3,079.7	3,077.8	(1)	(3)	3,036.4	3,083.3	(2)
Net income per share	$3.74		$3.79	$4.51	$3.80	$2.93	(1)	28	$12.05	$5.10	136

Diluted earnings per share
Net income applicable to common stockholders	$11,229		$11,496	$13,851	$11,699	$9,015	(2)	25	$36,576	$15,712	133
Total weighted-average basic shares outstanding	2,999.9		3,036.6	3,073.5	3,079.7	3,077.8	(1)	(3)	3,036.4	3,083.3	(2)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	5.2		5.3	5.4	5.4	5.0	(2)	4	5.3	4.8	10
Total weighted-average diluted shares outstanding	3,005.1		3,041.9	3,078.9	3,085.1	3,082.8	(1)	(3)	3,041.7	3,088.1	(2)
Net income per share	$3.74		$3.78	$4.50	$3.79	$2.92	(1)	28	$12.02	$5.09	136

COMMON DIVIDENDS
Cash dividends declared per share	$1.00	(c)	$0.90	$0.90	$0.90	$0.90	11	11	$2.80	$2.70	4
Dividend payout ratio	27%		24%	20%	24%	31%			23%	53%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	33.4		39.5	34.7	—	—	(15)	NM	107.6	50.0	115
Average price paid per share of common stock	$156.87		$156.83	$144.25	$—	$—	—	NM	$152.79	$127.92	19
Aggregate repurchases of common stock	5,240		6,201	4,999	—	—	(15)	NM	16,440	6,397	157

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.5		0.6	12.3	1.5	0.6	(17)	(17)	13.4	14.4	(7)
Net impact of employee issuances on stockholders’ equity (b)	$271		$276	$667	$217	$263	(2)	3	$1,214	$986	23

(a)On March 15, 2020, in response to the economic disruptions caused by the COVID-19 pandemic, the Firm temporarily suspended repurchases of its common stock. Subsequently, the Federal Reserve directed all large banks, including the Firm, to discontinue net share repurchases through the end of 2020. On December 18, 2020, the Federal Reserve announced that all large banks, including the Firm, could resume share repurchases commencing in the first quarter of 2021, subject to certain restrictions; the restrictions were extended and expired at the end of the second quarter of 2021. The Firm is authorized to purchase up to $30 billion of common shares under the current repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.
(c)On September 21, 2021, the Board of Directors declared a quarterly common stock dividend of $1.00 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$786	$753	$742	$806	$771	4%	2%	$2,281	$2,360	(3)%
Asset management, administration and commissions	893	866	805	735	703	3	27	2,564	2,045	25
Mortgage fees and related income	596	548	703	766	1,076	9	(45)	1,847	2,313	(20)
Card income	651	1,238	999	923	826	(47)	(21)	2,888	2,145	35
All other income	1,212	1,321	1,339	1,328	1,487	(8)	(18)	3,872	4,319	(10)
Noninterest revenue	4,138	4,726	4,588	4,558	4,863	(12)	(15)	13,452	13,182	2
Net interest income	8,383	8,034	7,929	8,170	8,032	4	4	24,346	25,358	(4)
TOTAL NET REVENUE	12,521	12,760	12,517	12,728	12,895	(2)	(3)	37,798	38,540	(2)

Provision for credit losses	(459)	(1,868)	(3,602)	(83)	795	75	NM	(5,929)	12,395	NM

NONINTEREST EXPENSE
Compensation expense	3,012	2,977	2,976	2,734	2,804	1	7	8,965	8,280	8
Noncompensation expense (a)	4,226	4,085	4,226	4,308	4,108	3	3	12,537	12,668	(1)
TOTAL NONINTEREST EXPENSE	7,238	7,062	7,202	7,042	6,912	2	5	21,502	20,948	3

Income/(loss) before income tax expense/(benefit)	5,742	7,566	8,917	5,769	5,188	(24)	11	22,225	5,197	328
Income tax expense/(benefit)	1,401	1,932	2,189	1,444	1,317	(27)	6	5,522	1,305	323
NET INCOME/(LOSS)	$4,341	$5,634	$6,728	$4,325	$3,871	(23)	12	$16,703	$3,892	329

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,157	$6,016	$5,635	$5,744	$5,697	2	8	$17,808	$17,211	3
Home Lending	1,400	1,349	1,458	1,456	1,714	4	(18)	4,207	4,562	(8)
Card & Auto	4,964	5,395	5,424	5,528	5,484	(8)	(9)	15,783	16,767	(6)

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	614	517	757	803	765	19	(20)	1,888	1,826	3
Net mortgage servicing revenue (b)	(18)	31	(54)	(37)	311	NM	NM	(41)	487	NM
Mortgage fees and related income	$596	$548	$703	$766	$1,076	9	(45)	$1,847	$2,313	(20)

FINANCIAL RATIOS
ROE	34%	44%	54%	32%	29%			44%	9%
Overhead ratio	58	55	58	55	54			57	54

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Included depreciation expense on leased assets of $769 million, $856 million, $916 million, $975 million and $1.0 billion for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and $2.5 billion and $3.2 billion for the nine months ended September 30, 2021 and 2020, respectively.
(b)Included MSR risk management results of $(145) million, $(103) million, $(115) million, $(152) million and $145 million for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and $(363) million and $134 million for the nine months ended September 30, 2021 and 2020, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q21 Change					2021 Change
	3Q21	2Q21	1Q21	4Q20		3Q20		2Q21	3Q20	2021	2020		2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$493,169	$494,305	$487,978	$496,705	(d)	$487,063	(d)	—%	1%	$493,169	$487,063	(d)	1%

Loans:
Consumer & Business Banking (a)	40,659	46,228	52,654	48,810		49,646		(12)	(18)	40,659	49,646		(18)
Home Lending (b)	179,489	179,371	178,776	182,121		188,561		—	(5)	179,489	188,561		(5)
Card	143,166	141,802	132,493	144,216		140,377		1	2	143,166	140,377		2
Auto	68,391	67,598	67,662	66,432		62,304		1	10	68,391	62,304		10
Total loans	431,705	434,999	431,585	441,579		440,888		(1)	(2)	431,705	440,888		(2)

Deposits	1,093,852	1,056,507	1,037,903	958,706		909,198		4	20	1,093,852	909,198		20
Equity	50,000	50,000	50,000	52,000		52,000		—	(4)	50,000	52,000		(4)

SELECTED BALANCE SHEET DATA (average)
Total assets	$491,512	$485,209	$484,524	$486,272	(d)	$490,094	(d)	1	—	$487,107	$506,726	(d)	(4)

Loans:
Consumer & Business Banking	43,256	49,356	49,868	49,506		49,596		(12)	(13)	47,469	40,901		16
Home Lending (c)	181,150	177,444	182,247	185,733		192,172		2	(6)	180,276	200,980		(10)
Card	141,950	136,149	134,884	141,236		140,386		4	1	137,687	148,445		(7)
Auto	67,785	67,183	66,960	64,342		60,345		1	12	67,313	60,514		11
Total loans	434,141	430,132	433,959	440,817		442,499		1	(2)	432,745	450,840		(4)

Deposits	1,076,323	1,047,771	979,686	928,518		895,535		3	20	1,034,947	825,493		25
Equity	50,000	50,000	50,000	52,000		52,000		—	(4)	50,000	52,000		(4)

Headcount	126,586	125,300	126,084	122,894		122,905		1	3	126,586	122,905		3

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020 included $11.1 billion, $16.7 billion, $23.4 billion, $19.2 billion and $20.3 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(b)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, Home Lending loans held-for-sale and loans at fair value were $14.5 billion, $16.5 billion, $13.2 billion, $9.7 billion and $10.0 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $17.1 billion, $14.2 billion, $12.5 billion, $10.7 billion and $9.2 billion for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and $14.6 billion and $11.2 billion for the nine months ended September 30, 2021 and 2020, respectively.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a) (b)	$5,000	$5,256	$5,507 (f)	$5,492 (f)	$5,144 (f)	(5)%	(3)%	$5,000	$5,144 (f)	(3)%
Net charge-offs/(recoveries)
Consumer & Business Banking	66	72	65	75	54	(8)	22	203	188	8
Home Lending	(74)	(79)	(51)	(50)	8	6	NM	(204)	(119)	(71)
Card	495	755	983	767	1,028	(34)	(52)	2,233	3,519	(37)
Auto	4	(16)	26	25	5	NM	(20)	14	98	(86)
Total net charge-offs/(recoveries)	$491	$732	$1,023	$817	$1,095	(33)	(55)	$2,246	$3,686	(39)
Net charge-off/(recovery) rate
Consumer & Business Banking (c)	0.61%	0.59%	0.53%	0.60%	0.43%			0.57%	0.61%
Home Lending	(0.18)	(0.19)	(0.12)	(0.11)	0.02			(0.16)	(0.08)
Card	1.39	2.24	2.97	2.17	2.92			2.18	3.17
Auto	0.02	(0.10)	0.16	0.15	0.03			0.03	0.22
Total net charge-off/(recovery) rate	0.47	0.71	0.99	0.76	1.01			0.72	1.12

30+ day delinquency rate (d)
Home Lending (e)	1.06%	1.08%	1.07%	1.15%	1.62%			1.06%	1.62%
Card	1.00	1.01	1.40	1.68	1.57			1.00	1.57
Auto	0.46	0.42	0.42	0.69	0.54			0.46	0.54

90+ day delinquency rate - Card (d)	0.49	0.54	0.80	0.92	0.69			0.49	0.69

Allowance for loan losses
Consumer & Business Banking	$797	$897	$1,022	$1,372	$1,372	(11)	(42)	$797	$1,372	(42)
Home Lending	630	630	1,238	1,813	2,685	—	(77)	630	2,685	(77)
Card	11,650	12,500	14,300	17,800	17,800	(7)	(35)	11,650	17,800	(35)
Auto	813	817	892	1,042	1,044	—	(22)	813	1,044	(22)
Total allowance for loan losses	$13,890	$14,844	$17,452	$22,027	$22,901	(6)	(39)	$13,890	$22,901	(39)

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $355 million, $397 million, $458 million, $558 million and $851 million, respectively. These amounts have been excluded based upon the government guarantee. The amount of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation.
(b)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Beginning in the third quarter of 2020, includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent at time of exit.
(c)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020 included $11.1 billion, $16.7 billion, $23.4 billion, $19.2 billion and $20.3 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(d)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic were as follows: (1) $3.1 billion, $5.2 billion, $8.1 billion, $9.1 billion and $10.2 billion in Home Lending, respectively; (2) $53 million, $55 million, $105 million, $264 million and $368 million in Card, respectively; and (3) $112 million, $89 million, $127 million, $376 million and $411 million in Auto, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(e)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $432 million, $483 million, $557 million, $744 million and $1.1 billion, respectively. These amounts have been excluded based upon the government guarantee. The amount of mortgage loans 30 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation.
(f)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS													NINE MONTHS ENDED SEPTEMBER 30,
												3Q21 Change						2021 Change
	3Q21		2Q21		1Q21		4Q20			3Q20		2Q21	3Q20	2021		2020		2020
BUSINESS METRICS
Number of:
Branches	4,854		4,869		4,872		4,908			4,960		—%	(2)%	4,854		4,960		(2)%
Active digital customers (in thousands) (a)	57,961		56,915		56,671		55,274			54,779		2	6	57,961		54,779		6
Active mobile customers (in thousands) (b)	44,333		42,896		41,872		40,899			40,164		3	10	44,333		40,164		10

Debit and credit card sales volume (in billions)	$349.9		$344.3		$290.3		$299.4			$278.2		2	26	$984.5		$781.8		26

Consumer & Business Banking
Average deposits	$1,056,254		$1,028,459		$960,662		$907,884			$874,325		3	21	$1,015,475		$807,218		26
Deposit margin	1.29%		1.28%		1.29%		1.41%			1.43%				1.29%		1.64%
Business banking origination volume (c)	$835		$2,180		$10,035		$722			$1,352		(62)	(38)	$13,050		$25,885		(50)
Client investment assets (d)	681,491		673,675		636,962		590,206		(g)	529,196		1	29	681,491		529,196		29
Number of client advisors	4,689		4,571		4,500		4,417			4,290		3	9	4,689		4,290		9

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$23.7		$22.7		$23.0		$20.1			$20.7		4	14	$69.4		$52.8		31
Correspondent	17.9		16.9		16.3		12.4			8.3		6	116	51.1		28.5		79
Total mortgage origination volume (e)	$41.6		$39.6		$39.3		$32.5			$29.0		5	43	$120.5		$81.3		48
Third-party mortgage loans serviced (period-end)	509.3		463.9		443.2		447.3			454.8		10	12	509.3		454.8		12
MSR carrying value (period-end)	5.3		4.5		4.5		3.3			3.0		18	77	5.3		3.0		77
Ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end)	1.04%		0.97%		1.02%		0.74%			0.66%				1.04%		0.66%
MSR revenue multiple (f)	3.85	x	3.59	x	3.78	x	2.64	x		2.28	x			3.85	x	2.28	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$232.0		$223.7		$183.7		$197.0			$178.1		4	30	639.4		505.7		26
Net revenue rate	9.74%		11.32%		11.53%		11.22%			10.96%				10.84%		10.82%

Auto
Loan and lease origination volume (in billions)	$11.5		$12.4		$11.2		$11.0			$11.4		(7)	1	$35.1		$27.4		28
Average auto operating lease assets	18,753		19,608		20,300		20,810			21,684		(4)	(14)	19,548		22,445		(13)

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Included $1.3 billion, $9.3 billion and $396 million of origination volume under the PPP for the three months ended June 30, 2021, March 31, 2021 and September 30, 2020, respectively, and $10.6 billion and $21.9 billion for the nine months ended September 30, 2021 and 2020, respectively. There were no originations under the PPP for the three months ended September 30, 2021 and December 31, 2020. The PPP ended on May 31, 2021 for new applications. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(e)Firmwide mortgage origination volume was $46.1 billion, $44.9 billion, $43.2 billion, $37.0 billion and $36.2 billion for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and $134.2 billion and $96.4 billion for the nine months ended September 30, 2021 and 2020, respectively.
(f)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(g)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Investment banking fees	$3,297	$3,572	$2,988	$2,558	$2,165	(8)%	52%	$9,857	$6,919	42%
Principal transactions	3,577	4,026	6,045	2,982	3,990	(11)	(10)	13,648	14,578	(6)
Lending- and deposit-related fees	634	633	593	574	546	—	16	1,860	1,496	24
Asset management, administration and commissions	1,240	1,246	1,286	1,226	1,086	—	14	3,772	3,495	8
All other income	313	435	176	462	331	(28)	(5)	924	830	11
Noninterest revenue	9,061	9,912	11,088	7,802	8,118	(9)	12	30,061	27,318	10
Net interest income	3,335	3,302	3,517	3,550	3,428	1	(3)	10,154	10,614	(4)
TOTAL NET REVENUE (a)	12,396	13,214	14,605	11,352	11,546	(6)	7	40,215	37,932	6

Provision for credit losses	(638)	(79)	(331)	(581)	(81)	NM	NM	(1,048)	3,307	NM

NONINTEREST EXPENSE
Compensation expense	2,827	3,582	4,329	1,958	2,651	(21)	7	10,738	9,654	11
Noncompensation expense	3,044	2,941	2,775	2,981	3,181	4	(4)	8,760	8,945	(2)
TOTAL NONINTEREST EXPENSE	5,871	6,523	7,104	4,939	5,832	(10)	1	19,498	18,599	5

Income before income tax expense	7,163	6,770	7,832	6,994	5,795	6	24	21,765	16,026	36
Income tax expense	1,601	1,785	2,092	1,645	1,486	(10)	8	5,478	4,281	28
NET INCOME	$5,562	$4,985	$5,740	$5,349	$4,309	12	29	$16,287	$11,745	39

FINANCIAL RATIOS
ROE	26%	23%	27%	26%	21%			25%	19%
Overhead ratio	47	49	49	44	51			48	49
Compensation expense as percentage of total net revenue	23	27	30	17	23			27	25

REVENUE BY BUSINESS
Investment Banking	$3,025	$3,424	$2,851	$2,497	$2,087	(12)	45	$9,300	$6,374	46
Wholesale Payments	1,624	1,453	1,392	1,427	1,332	12	22	4,469	4,133	8
Lending	244	229	265	193	333	7	(27)	738	953	(23)
Total Banking	4,893	5,106	4,508	4,117	3,752	(4)	30	14,507	11,460	27
Fixed Income Markets	3,672	4,098	5,761	3,950	4,597	(10)	(20)	13,531	16,928	(20)
Equity Markets	2,597	2,689	3,289	1,989	1,999	(3)	30	8,575	6,616	30
Securities Services	1,126	1,088	1,050	1,053	1,029	3	9	3,264	3,200	2
Credit Adjustments & Other (b)	108	233	(3)	243	169	(54)	(36)	338	(272)	NM
Total Markets & Securities Services	7,503	8,108	10,097	7,235	7,794	(7)	(4)	25,708	26,472	(3)
TOTAL NET REVENUE	$12,396	$13,214	$14,605	$11,352	$11,546	(6)	7	$40,215	$37,932	6

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $641 million, $763 million, $703 million, $655 million and $533 million for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and $2.1 billion and $1.7 billion for the nine months ended September 30, 2021 and 2020, respectively. In the first quarter of 2021, in relation to the reclassification of certain deferred investment tax credits, prior-period tax-equivalent adjustment amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS											NINE MONTHS ENDED SEPTEMBER 30,
										3Q21 Change					2021 Change
	3Q21	2Q21		1Q21		4Q20		3Q20		2Q21	3Q20	2021	2020		2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$1,355,752	$1,363,992		$1,355,123		$1,095,926		$1,088,282		(1)%	25%	$1,355,752	$1,088,282		25%
Loans:
Loans retained (b)	151,211	144,764		134,134		133,296		126,841		4	19	151,211	126,841		19
Loans held-for-sale and loans at fair value (c)	52,436	56,668		45,846		39,588		33,046		(7)	59	52,436	33,046		59
Total loans	203,647	201,432		179,980		172,884		159,887		1	27	203,647	159,887		27

Equity	83,000	83,000		83,000		80,000		80,000		—	4	83,000	80,000		4

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$1,331,240	$1,371,218		$1,293,864		$1,139,424		$1,099,618		(3)	21	1,332,244	$1,116,072		19
Trading assets - debt and equity instruments	442,623	473,875	(i)	468,976	(i)	447,022	(i)	430,149	(i)	(7)	3	461,728	417,686	(i)	11
Trading assets - derivative receivables	64,730	69,392	(i)	73,452	(i)	73,366	(i)	73,978	(i)	(7)	(13)	69,159	67,858	(i)	2
Loans:
Loans retained (b)	149,826	140,096		136,794		128,765		131,187		7	14	142,286	137,996		3
Loans held-for-sale and loans at fair value (c)	53,712	52,376		45,671		36,228		30,205		3	78	50,616	32,974		54
Total loans	203,538	192,472		182,465		164,993		161,392		6	26	192,902	170,970		13

Equity	83,000	83,000		83,000		80,000		80,000		—	4	83,000	80,000		4

Headcount (d)	66,267	64,261		62,772		61,733		61,830		3	7	66,267	61,830		7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$2	$(12)		$(7)		$88		$23		NM	(91)	$(17)	$282		NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (e)	547	783		842		1,008		1,178		(30)	(54)	547	1,178		(54)
Nonaccrual loans held-for-sale and loans at fair value (f)	1,234	1,187		1,266		1,662		2,111		4	(42)	1,234	2,111		(42)
Total nonaccrual loans	1,781	1,970		2,108		2,670		3,289		(10)	(46)	1,781	3,289		(46)

Derivative receivables	393	481		284		56		140		(18)	181	393	140		181
Assets acquired in loan satisfactions	95	95		97		85		88		—	8	95	88		8
Total nonperforming assets	2,269	2,546		2,489		2,811		3,517		(11)	(35)	2,269	3,517		(35)
Allowance for credit losses:
Allowance for loan losses	1,442	1,607		1,982		2,366		2,863		(10)	(50)	1,442	2,863		(50)
Allowance for lending-related commitments	1,426	1,902		1,602		1,534		1,706		(25)	(16)	1,426	1,706		(16)
Total allowance for credit losses	2,868	3,509		3,584		3,900		4,569		(18)	(37)	2,868	4,569		(37)

Net charge-off/(recovery) rate (b)(g)	0.01%	(0.03)%		(0.02)%		0.27%		0.07%				(0.02)%	0.27%
Allowance for loan losses to period-end loans retained (b)	0.95	1.11		1.48		1.77		2.26				0.95	2.26
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (h)	1.29	1.53		2.06		2.54		3.15				1.29	3.15
Allowance for loan losses to nonaccrual loans retained (b)(e)	264	205		235		235		243				264	243
Nonaccrual loans to total period-end loans	0.87	0.98		1.17		1.54		2.06				0.87	2.06

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(c)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(d)During the six months ended June 30, 2021, 1,155 technology and risk management employees transferred from Corporate to CIB.
(e)Allowance for loan losses of $138 million, $180 million, $174 million, $278 million and $320 million were held against nonaccrual loans at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.
(f)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $289 million, $316 million, $340 million, $316 million and $297 million, respectively. These amounts have been excluded based upon the government guarantee.
(g)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(h)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.
(i)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
BUSINESS METRICS
Advisory	$1,228	$916	$680	$835	$428	34%	187%	$2,824	$1,533	84%
Equity underwriting	1,032	1,063	1,056	718	732	(3)	41	3,151	2,040	54
Debt underwriting	1,037	1,593	1,252	1,005	1,005	(35)	3	3,882	3,346	16
Total investment banking fees	$3,297	$3,572	$2,988	$2,558	$2,165	(8)	52	$9,857	$6,919	42

Client deposits and other third-party liabilities (average) (a)	714,376	721,882	705,764	683,818	634,961	(1)	13	714,039	585,955	22

Merchant processing volume (in billions) (b)	470.9	475.2	425.7	444.5	406.1	(1)	16	$1,371.8	$1,152.8	19

Assets under custody (“AUC”) (period-end) (in billions)	31,962	$32,122	$31,251	$30,980	$28,628	—	12	31,962	$28,628	12

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$38	$39	$125	$106	$93	(3)	(59)
Foreign exchange	5	6	11	12	13	(17)	(62)
Equities	11	18	22	23	26	(39)	(58)
Commodities and other	11	22	33	36	33	(50)	(67)
Diversification benefit to CIB trading VaR (d)	(33)	(44)	(90)	(85)	(76)	25	57
CIB trading VaR (c)	32	41	101	92	89	(22)	(64)
Credit portfolio VaR (e)	5	6	8	12	15	(17)	(67)
Diversification benefit to CIB VaR (d)	(4)	(6)	(10)	(13)	(14)	33	71
CIB VaR	$33	$41	$99	$91	$90	(20)	(63)

(a)Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2020 Form 10-K, and pages 76–78 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 for further information.
(d)Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.
(e)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$355	$350	$331	$325	$304	1%	17%	$1,036	$862	20%
All other income	633	600	586	550	457	5	39	1,819	1,330	37
Noninterest revenue	988	950	917	875	761	4	30	2,855	2,192	30
Net interest income	1,532	1,533	1,476	1,588	1,524	—	1	4,541	4,658	(3)
TOTAL NET REVENUE (a)	2,520	2,483	2,393	2,463	2,285	1	10	7,396	6,850	8

Provision for credit losses	(363)	(377)	(118)	(1,181)	(147)	4	(147)	(858)	3,294	NM

NONINTEREST EXPENSE
Compensation expense	511	484	482	460	492	6	4	1,477	1,394	6
Noncompensation expense	521	497	487	490	477	5	9	1,505	1,454	4
TOTAL NONINTEREST EXPENSE	1,032	981	969	950	969	5	7	2,982	2,848	5

Income/(loss) before income tax expense/(benefit)	1,851	1,879	1,542	2,694	1,463	(1)	27	5,272	708	NM
Income tax expense/(benefit)	444	459	374	660	377	(3)	18	1,277	164	NM
NET INCOME	$1,407	$1,420	$1,168	$2,034	$1,086	(1)	30	$3,995	$544	NM

REVENUE BY PRODUCT
Lending	$1,138	$1,172	$1,168	$1,177	$1,138	(3)	—	$3,478	$3,219	8
Wholesale payments	947	914	843	945	867	4	9	2,704	2,770	(2)
Investment banking (b)	416	370	350	318	260	12	60	1,136	751	51
Other	19	27	32	23	20	(30)	(5)	78	110	(29)
TOTAL NET REVENUE (a)	$2,520	$2,483	$2,393	$2,463	$2,285	1	10	$7,396	$6,850	8

Investment banking revenue, gross (c)	$1,343	$1,164	$1,129	$971	$840	15	60	$3,636	$2,377	53

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,017	$1,009	$916	$947	$880	1	16	$2,942	$2,693	9
Corporate Client Banking	878	851	851	856	808	3	9	2,580	2,347	10
Commercial Real Estate Banking	602	599	604	630	576	1	5	1,805	1,683	7
Other	23	24	22	30	21	(4)	10	69	127	(46)
TOTAL NET REVENUE (a)	$2,520	$2,483	$2,393	$2,463	$2,285	1	10	$7,396	$6,850	8

FINANCIAL RATIOS
ROE	22%	23%	19%	36%	19%			21%	2%
Overhead ratio	41	40	40	39	42			40	42

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $80 million, $78 million, $73 million, $107 million and $82 million for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and $231 million and $243 million for the nine months ended September 30, 2021 and 2020, respectively. In the first quarter of 2021, in relation to the reclassification of certain deferred investment tax credits, prior-period tax-equivalent adjustment amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(c)Refer to page 65 of the Firm’s 2020 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$227,670	$226,022	$223,583	$228,911	$228,583	1%	—%	$227,670	$228,583	—%
Loans:
Loans retained	201,283	200,929	202,975	207,880	214,352	—	(6)	201,283	214,352	(6)
Loans held-for-sale and loans at fair value	3,412	3,381	2,884	2,245	349	1	NM	3,412	349	NM
Total loans	$204,695	$204,310	$205,859	$210,125	$214,701	—	(5)	$204,695	$214,701	(5)
Equity	24,000	24,000	24,000	22,000	22,000	—	9	24,000	22,000	9

Period-end loans by client segment
Middle Market Banking (b)	$58,918	$59,314	$59,983	$61,115	$61,812	(1)	(5)	$58,918	$61,812	(5)
Corporate Client Banking	45,107	44,866	45,540	47,420	49,857	1	(10)	45,107	49,857	(10)
Commercial Real Estate Banking	100,458	99,858	100,035	101,146	102,484	1	(2)	100,458	102,484	(2)
Other	212	272	301	444	548	(22)	(61)	212	548	(61)
Total loans (b)	$204,695	$204,310	$205,859	$210,125	$214,701	—	(5)	$204,695	$214,701	(5)

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$222,760	$226,562	$225,574	$227,431	$231,691	(2)	(4)	$224,955	$235,079	(4)
Loans:
Loans retained	199,789	202,102	204,164	210,621	217,498	(1)	(8)	202,002	220,167	(8)
Loans held-for-sale and loans at fair value	2,790	3,150	2,578	1,554	629	(11)	344	2,840	986	188
Total loans	$202,579	$205,252	$206,742	$212,175	$218,127	(1)	(7)	$204,842	$221,153	(7)
Client deposits and other third-party liabilities	300,595	290,250	290,992	276,694	248,289	4	21	293,981	224,774	31
Equity	24,000	24,000	24,000	22,000	22,000	—	9	24,000	22,000	9

Average loans by client segment
Middle Market Banking	$59,032	$61,698	$60,011	$60,869	$63,029	(4)	(6)	$60,243	$61,789	(3)
Corporate Client Banking	43,330	43,440	45,719	48,825	51,608	—	(16)	44,154	55,967	(21)
Commercial Real Estate Banking	100,120	99,864	100,661	101,969	102,905	—	(3)	100,213	102,650	(2)
Other	97	250	351	512	585	(61)	(83)	232	747	(69)
Total loans	$202,579	$205,252	$206,742	$212,175	$218,127	(1)	(7)	$204,842	$221,153	(7)

Headcount	12,584	12,163	11,748	11,675	11,704	3	8	12,584	11,704	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$31	$3	$29	$162	$60	NM	(48)	$63	$239	(74)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	735	1,006	1,134	1,286	1,468	(27)	(50)	735	1,468	(50)
Nonaccrual loans held-for-sale and loans
at fair value	—	2	—	120	85	NM	NM	—	85	NM
Total nonaccrual loans	735	1,008	1,134	1,406	1,553	(27)	(53)	735	1,553	(53)

Assets acquired in loan satisfactions	16	17	24	24	24	(6)	(33)	16	24	(33)
Total nonperforming assets	751	1,025	1,158	1,430	1,577	(27)	(52)	751	1,577	(52)
Allowance for credit losses:
Allowance for loan losses	2,354	2,589	3,086	3,335	4,466	(9)	(47)	2,354	4,466	(47)
Allowance for lending-related commitments	711	870	753	651	864	(18)	(18)	711	864	(18)
Total allowance for credit losses	3,065	3,459	3,839	3,986	5,330	(11)	(42)	3,065	5,330	(42)

Net charge-off/(recovery) rate (d)	0.06%	0.01%	0.06%	0.31%	0.11%			0.04%	0.15%
Allowance for loan losses to period-end loans retained	1.17	1.29	1.52	1.60	2.08			1.17	2.08
Allowance for loan losses to nonaccrual loans retained (c)	320	257	272	259	304			320	304
Nonaccrual loans to period-end total loans	0.36	0.49	0.55	0.67	0.72			0.36	0.72

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)At September 30,2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, total loans included $2.0 billion, $5.0 billion, $7.4 billion, $6.6 billion and $6.6 billion of loans, respectively, under the PPP, of which $1.9 billion, $4.9 billion, $7.2 billion, $6.4 billion and $6.4 billion were in Middle Market Banking. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(c)Allowance for loan losses of $123 million, $188 million, $227 million, $273 million and $367 million was held against nonaccrual loans retained at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.
(d)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$3,096	$3,019	$2,888	$2,892	$2,646	3%	17%	$9,003	$7,718	17%
All other income	216	146	258	87	93	48	132	620	125	396
Noninterest revenue	3,312	3,165	3,146	2,979	2,739	5	21	9,623	7,843	23
Net interest income	988	942	931	888	815	5	21	2,861	2,530	13
TOTAL NET REVENUE	4,300	4,107	4,077	3,867	3,554	5	21	12,484	10,373	20

Provision for credit losses	(60)	(10)	(121)	(2)	(52)	(500)	(15)	(191)	265	NM

NONINTEREST EXPENSE
Compensation expense	1,387	1,356	1,389	1,323	1,232	2	13	4,132	3,636	14
Noncompensation expense	1,375	1,230	1,185	1,433	1,211	12	14	3,790	3,565	6
TOTAL NONINTEREST EXPENSE	2,762	2,586	2,574	2,756	2,443	7	13	7,922	7,201	10

Income before income tax expense	1,598	1,531	1,624	1,113	1,163	4	37	4,753	2,907	64
Income tax expense	404	378	380	327	287	7	41	1,162	701	66
NET INCOME	$1,194	$1,153	$1,244	$786	$876	4	36	$3,591	$2,206	63

REVENUE BY LINE OF BUSINESS
Asset Management	$2,337	$2,236	$2,185	$2,210	$1,924	5	21	$6,758	$5,444	24
Global Private Bank (a)	1,963	1,871	1,892	1,657	1,630	5	20	5,726	4,929	16
TOTAL NET REVENUE	$4,300	$4,107	$4,077	$3,867	$3,554	5	21	$12,484	$10,373	20

FINANCIAL RATIOS
ROE	33%	32%	35%	29%	32%			33%	27%
Overhead ratio	64	63	63	71	69			63	69
Pretax margin ratio:
Asset Management	36	37	35	31	30			36	27
Global Private Bank (a)	38	38	45	26	35			40	28
Asset & Wealth Management	37	37	40	29	33			38	28

Headcount	22,051	20,866	20,578	20,683	21,058	6	5	22,051	21,058	5

Number of Global Private Bank client advisors (a)	2,646	2,435	2,462	2,462	2,520	9	5	2,646	2,520	5

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Wealth Management business was renamed Global Private Bank.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q21 Change					2021 Change
	3Q21	2Q21	1Q21		4Q20		3Q20		2Q21	3Q20	2021	2020		2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$221,702	$217,284	$213,088		$203,384	(a)	$187,858	(a)	2%	18%	$221,702	$187,858	(a)	18%
Loans	202,871	198,683	192,256		186,608		172,695		2	17	202,871	172,695		17
Deposits	242,309	217,488	217,460		198,755		166,049		11	46	242,309	166,049		46
Equity	14,000	14,000	14,000		10,500		10,500		—	33	14,000	10,500		33

SELECTED BALANCE SHEET DATA (average)
Total assets	$219,022	$214,384	$207,505		$193,026	(a)	$181,850	(a)	2	20	$213,679	$177,539	(a)	20
Loans	200,635	195,171	188,726		176,758		167,645		3	20	194,888	162,803		20
Deposits	229,710	219,699	206,562		180,348		162,589		5	41	218,742	155,779		40
Equity	14,000	14,000	14,000		10,500		10,500		—	33	14,000	10,500		33

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(1)	$12	$11		$(16)		$2		NM	NM	$22	$2		NM
Nonaccrual loans	686	792	917	(a)	964	(a)	970	(a)	(13)	(29)	686	970		(29)
Allowance for credit losses:
Allowance for loan losses	402	458	479		598		580		(12)	(31)	402	580		(31)
Allowance for lending-related commitments	20	25	25		38		41		(20)	(51)	20	41		(51)
Total allowance for credit losses	422	483	504		636		621		(13)	(32)	422	621		(32)
Net charge-off/(recovery) rate	—%	0.02%	0.02%		(0.04)%		—%				0.02%	—%
Allowance for loan losses to period-end loans	0.20	0.23	0.25		0.32		0.34				0.20	0.34
Allowance for loan losses to nonaccrual loans	59	58	52	(a)	62	(a)	60	(a)			59	60
Nonaccrual loans to period-end loans	0.34	0.40	0.48	(a)	0.52	(a)	0.56	(a)			0.34	0.56

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2021
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2021 Change
CLIENT ASSETS	2021	2021	2021	2020	2020	2021	2020	2021	2020	2020
Assets by asset class
Liquidity	$685	$698	$686	$641	$674	(2)%	2%	$685	$674	2%
Fixed income	695	688	662	671	650	1	7	695	650	7
Equity	725	725	661	595	499	—	45	725	499	45
Multi-asset	702	702	669	656	593	—	18	702	593	18
Alternatives	189	174	155	153	144	9	31	189	144	31
TOTAL ASSETS UNDER MANAGEMENT	2,996	2,987	2,833	2,716	2,560	—	17	2,996	2,560	17
Custody/brokerage/administration/deposits	1,100	1,057	995	936	810	4	36	1,100	810	36
TOTAL CLIENT ASSETS (a)	$4,096	$4,044	$3,828	$3,652	$3,370	1	22	$4,096	$3,370	22

Assets by client segment
Private Banking	$773	$752	$718	$689	$650	3	19	$773	$650	19
Global Institutional (b)	1,375	1,383	1,320	1,273	1,245	(1)	10	1,375	1,245	10
Global Funds (b)	848	852	795	754	665	—	28	848	665	28
TOTAL ASSETS UNDER MANAGEMENT	$2,996	$2,987	$2,833	$2,716	$2,560	—	17	$2,996	$2,560	17

Private Banking	$1,817	$1,755	$1,664	$1,581	$1,422	4	28	$1,817	$1,422	28
Global Institutional (b)	1,425	1,430	1,362	1,311	1,278	—	12	1,425	1,278	12
Global Funds (b)	854	859	802	760	670	(1)	27	854	670	27
TOTAL CLIENT ASSETS (a)	$4,096	$4,044	$3,828	$3,652	$3,370	1	22	$4,096	$3,370	22

Assets under management rollforward
Beginning balance	$2,987	$2,833	$2,716	$2,560	$2,476			$2,716	$2,328
Net asset flows:
Liquidity	(11)	15	44	(36)	(30)			48	140
Fixed income	11	17	8	8	22			36	40
Equity	16	20	31	14	9			67	19
Multi-asset	3	2	6	10	(1)			11	(5)
Alternatives	3	10	3	1	2			16	5
Market/performance/other impacts	(13)	90	25	159	82			102	33
Ending balance	$2,996	$2,987	$2,833	$2,716	$2,560			$2,996	$2,560

Client assets rollforward
Beginning balance	$4,044	$3,828	$3,652	$3,370	$3,241			$3,652	$3,089
Net asset flows	75	75	130	39	11			280	237
Market/performance/other impacts	(23)	141	46	243	118			164	44
Ending balance	$4,096	$4,044	$3,828	$3,652	$3,370			$4,096	$3,370

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)In the first quarter of 2021, Institutional and Retail client segments were renamed to Global Institutional and Global Funds, respectively. This did not result in a change to the clients within either client segment.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Principal transactions	$(103)	$(8)	$272	$273	$87	NM	NM	$161	$(28)	NM
Investment securities gains/(losses)	(256)	(155)	14	70	466	(65)	NM	(397)	725	NM
All other income	117	(45)	96	249	(210)	NM	NM	168	(90)	NM
Noninterest revenue	(242)	(208)	382	592	343	(16)	NM	(68)	607	NM
Net interest income	(1,054)	(961)	(855)	(841)	(682)	(10)	(55)	(2,870)	(1,534)	(87)
TOTAL NET REVENUE (a)	(1,296)	(1,169)	(473)	(249)	(339)	(11)	(282)	(2,938)	(927)	(217)

Provision for credit losses	(7)	49	16	(42)	96	NM	NM	58	108	(46)

NONINTEREST EXPENSE	160	515	876	361	719	(69)	(78)	1,551	1,012	53
Income/(loss) before income tax expense/(benefit)	(1,449)	(1,733)	(1,365)	(568)	(1,154)	16	(26)	(4,547)	(2,047)	(122)
Income tax expense/(benefit)	(632)	(489)	(785)	(210)	(455)	(29)	(39)	(1,906)	(655)	(191)
NET INCOME/(LOSS)	$(817)	$(1,244)	$(580)	$(358)	$(699)	34	(17)	$(2,641)	$(1,392)	(90)

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(1,198)	(1,081)	(705)	(623)	(243)	(11)	(393)	(2,984)	(745)	(301)
Other Corporate	(98)	(88)	232	374	(96)	(11)	(2)	46	(182)	NM
TOTAL NET REVENUE	$(1,296)	$(1,169)	$(473)	$(249)	$(339)	(11)	(282)	$(2,938)	$(927)	(217)

NET INCOME/(LOSS)
Treasury and CIO	(998)	(956)	(675)	(587)	(349)	(4)	(186)	(2,629)	(816)	(222)
Other Corporate	181	(288)	95	229	(350)	NM	NM	(12)	(576)	98
TOTAL NET INCOME/(LOSS)	$(817)	$(1,244)	$(580)	$(358)	$(699)	34	(17)	$(2,641)	$(1,392)	(90)

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,459,283	$1,382,653	$1,409,564	$1,359,831	$1,253,275	6	16	$1,459,283	$1,253,275	16
Loans	1,697	1,530	1,627	1,657	1,569	11	8	1,697	1,569	8

Headcount (b)	38,302	37,520	38,168	38,366	38,861	2	(1)	38,302	38,861	(1)

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$(256)	$(155)	$14	$70	$466	(65)	NM	$(397)	$725	NM
Available-for-sale securities (average)	223,747	342,338	372,443	410,803	442,943	(35)	(49)	312,298	414,228	(25)
Held-to-maturity securities (average) (c)	339,544	240,696	207,957	155,525	103,596	41	228	263,214	74,102	255
Investment securities portfolio (average)	$563,291	$583,034	$580,400	$566,328	$546,539	(3)	3	$575,512	$488,330	18
Available-for-sale securities (period-end)	249,484	230,127	377,911	386,065	387,663	8	(36)	249,484	387,663	(36)
Held-to-maturity securities, net of allowance for credit losses (period-end) (c)	343,542	341,476	217,452	201,821	141,553	1	143	343,542	141,553	143
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$593,026	$571,603	$595,363	$587,886	$529,216	4	12	$593,026	$529,216	12

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $64 million, $66 million, $67 million, $55 million and $62 million for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and $197 million and $186 million for the nine months ended September 30, 2021 and 2020, respectively.
(b)During the six months ended June 30, 2021, 1,155 technology and risk management employees were transferred from Corporate to CIB.
(c)During 2021 and 2020, the Firm transferred $104.5 billion and $164.2 billion of investment securities, respectively, from AFS to HTM for capital management purposes.
(d)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, the allowance for credit losses on investment securities was $73 million, $87 million, $94 million, $78 million and $120 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
										Sep 30, 2021
										Change
	Sep 30,	Jun 30,		Mar 31,		Dec 31,		Sep 30,		Jun 30,	Sep 30,
	2021	2021		2021		2020		2020		2021	2020
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$298,308	$297,731		$302,392		$302,127		$305,106		—%	(2)%
Loans held-for-sale and loans at fair value	29,856	31,954		22,516		16,452		16,992		(7)	76
Total consumer, excluding credit card loans	328,164	329,685		324,908		318,579		322,098		—	2

Credit card loans
Loans retained	143,166	141,079		131,772		143,432		139,590		1	3
Loans held-for-sale	—	723		721		784		787		NM	NM
Total credit card loans	143,166	141,802		132,493		144,216		140,377		1	2
Total consumer loans	471,330	471,487		457,401		462,795		462,475		—	2

Wholesale loans (b)
Loans retained	532,786	524,855		514,478		514,947		500,841		2	6
Loans held-for-sale and loans at fair value	40,499	44,612		39,428		35,111		26,424		(9)	53
Total wholesale loans	573,285	569,467		553,906		550,058		527,265		1	9

Total loans	1,044,615	1,040,954		1,011,307		1,012,853		989,740		—	6
Derivative receivables	67,908	66,320	(g)	68,896	(g)	75,444	(g)	71,929	(g)	2	(6)
Receivables from customers (c)	58,752	59,609		58,180		47,710		30,847		(1)	90
Total credit-related assets	1,171,275	1,166,883		1,138,383		1,136,007		1,092,516		—	7

Lending-related commitments
Consumer, excluding credit card	56,684	56,875		56,245		57,319	(g)	46,425		—	22
Credit card (d)	710,610	682,531		674,367		658,506		662,860		4	7
Wholesale	498,896	502,616		481,244		449,863		441,235		(1)	13
Total lending-related commitments	1,266,190	1,242,022		1,211,856		1,165,688		1,150,520		2	10

Total credit exposure	$2,437,465	$2,408,905		$2,350,239		$2,301,695		$2,243,036		1	9

Memo: Total by category
Consumer exposure (e)	$1,238,624	$1,210,893		$1,188,013		$1,178,620		$1,171,760		2	6
Wholesale exposures (f)	1,198,841	1,198,012		1,162,226		1,123,075		1,071,276		—	12
Total credit exposure	$2,437,465	$2,408,905		$2,350,239		$2,301,695		$2,243,036		1	9

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Sep 30, 2021
							Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Sep 30,
	2021	2021	2021	2020	2020		2021	2020
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$4,911	$5,183	$5,382	$5,464	$5,047	(d)	(5)%	(3)%
Loans held-for-sale and loans at fair value	440	475	608	1,003	1,358		(7)	(68)
Total consumer nonaccrual loans	5,351	5,658	5,990	6,467	6,405		(5)	(16)

Wholesale nonaccrual loans
Loans retained	2,084	2,698	3,015	3,318	3,745		(23)	(44)
Loans held-for-sale and loans at fair value	808	716	701	788	852		13	(5)
Total wholesale nonaccrual loans	2,892	3,414	3,716	4,106	4,597		(15)	(37)

Total nonaccrual loans (b)	8,243	9,072	9,706	10,573	11,002		(9)	(25)

Derivative receivables	393	481	284	56	140		(18)	181
Assets acquired in loan satisfactions	246	249	267	277	320		(1)	(23)
Total nonperforming assets	8,882	9,802	10,257	10,906	11,462		(9)	(23)
Wholesale lending-related commitments (c)	641	851	800	577	607		(25)	6
Total nonperforming exposure	$9,523	$10,653	$11,057	$11,483	$12,069		(11)	(21)

NONACCRUAL LOAN-RELATED RATIOS (b)
Total nonaccrual loans to total loans	0.79%	0.87%	0.96%	1.04%	1.11%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.63	1.72	1.84	2.03	1.99	(d)
Total wholesale nonaccrual loans to total
wholesale loans	0.50	0.60	0.67	0.75	0.87

(a)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $644 million, $713 million, $798 million, $874 million and $1.1 billion, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $5 million, $7 million, $8 million, $9 million and $10 million, respectively. The amount of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2020 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(c)Represents commitments that are risk rated as nonaccrual.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$19,500	$23,001	$28,328	$30,814	$31,591	(15)%	(38)%	$28,328	$17,295	64%
Net charge-offs:
Gross charge-offs	940	1,188	1,468	1,471	1,586	(21)	(41)	3,596	5,365	(33)
Gross recoveries collected	(416)	(454)	(411)	(421)	(406)	8	(2)	(1,281)	(1,156)	(11)
Net charge-offs	524	734	1,057	1,050	1,180	(29)	(56)	2,315	4,209	(45)
Provision for loan losses	(819)	(2,759)	(4,279)	(1,433)	400	70	NM	(7,857)	17,724	NM
Other	(7)	(8)	9	(3)	3	13	NM	(6)	4	NM
Ending balance	$18,150	$19,500	$23,001	$28,328	$30,814	(7)	(41)	$18,150	$30,814	(41)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,998	$2,516	$2,409	$2,823	$2,710	19	11	$2,409	$1,289	87
Provision for lending-related commitments	(694)	481	107	(414)	114	NM	NM	(106)	1,535	NM
Other	1	1	—	—	(1)	—	NM	2	(1)	NM
Ending balance	$2,305	$2,998	$2,516	$2,409	$2,823	(23)	(18)	$2,305	$2,823	(18)

Total allowance for credit losses (a)	$20,455	$22,498	$25,517	$30,737	$33,637	(9)	(39)	$20,455	$33,637	(39)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	(0.01)%	(0.04)%	0.03%	0.05%	0.08%			(0.01)%	0.06%
Credit card retained loans	1.39	2.24	2.97	2.17	2.92			2.18	3.17
Total consumer retained loans	0.44	0.67	0.93	0.72	0.97			0.68	1.09
Wholesale retained loans	0.03	0.01	0.04	0.19	0.07			0.03	0.14
Total retained loans	0.21	0.31	0.45	0.44	0.49			0.32	0.58

Memo: Average retained loans
Consumer retained, excluding credit card loans	$298,019	$298,823	$302,055	$303,421	$306,201	—	(3)	$299,620	$301,535	(1)
Credit card retained loans	141,371	135,430	134,155	140,459	140,200	4	1	137,012	148,382	(8)
Total average retained consumer loans	439,390	434,253	436,210	443,880	446,401	1	(2)	436,632	449,917	(3)
Wholesale retained loans	528,979	519,902	515,858	503,249	504,449	2	5	521,628	512,137	2
Total average retained loans	$968,369	$954,155	$952,068	$947,129	$950,850	1	2	$958,260	$962,054	—

(a)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020 excludes allowance for credit losses on investment securities of $73 million, $87 million, $94 million, $78 million and $120 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Sep 30, 2021
							Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Sep 30,
	2021	2021	2021	2020	2020		2021	2020
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(571)	$(557)	$(348)	$(7)	$228		(3)%	NM
Portfolio-based	2,445	2,455	3,030	3,643	4,274		—	(43)%
Total consumer, excluding credit card	1,874	1,898	2,682	3,636	4,502		(1)	(58)
Credit card
Asset-specific (b)	383	443	522	633	652		(14)	(41)
Portfolio-based	11,267	12,057	13,778	17,167	17,148		(7)	(34)
Total credit card	11,650	12,500	14,300	17,800	17,800		(7)	(35)
Total consumer	13,524	14,398	16,982	21,436	22,302		(6)	(39)
Wholesale
Asset-specific (c)	357	488	529	682	792		(27)	(55)
Portfolio-based	4,269	4,614	5,490	6,210	7,720		(7)	(45)
Total wholesale	4,626	5,102	6,019	6,892	8,512		(9)	(46)
Total allowance for loan losses	18,150	19,500	23,001	28,328	30,814		(7)	(41)
Allowance for lending-related commitments	2,305	2,998	2,516	2,409	2,823		(23)	(18)
Total allowance for credit losses (d)	$20,455	$22,498	$25,517	$30,737	$33,637		(9)	(39)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.63%	0.64%	0.89%	1.20%	1.48%
Credit card allowance to total credit card retained loans	8.14	8.86	10.85	12.41	12.75
Wholesale allowance to total wholesale retained loans	0.87	0.97	1.17	1.34	1.70
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (e)	0.93	1.05	1.26	1.45	1.83
Total allowance to total retained loans	1.86	2.02	2.42	2.95	3.26
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (f)	38	37	50	67	89	(g)
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (f)	93	89	104	120	148
Wholesale allowance to wholesale retained nonaccrual loans	222	189	200	208	227
Total allowance to total retained nonaccrual loans	259	247	274	323	350	(g)

(a)Includes collateral dependent loans, including those considered troubled debt restructurings (“TDRs”) and those for which foreclosure is deemed probable, modified PCD loans, and non-collateral dependent loans that have been modified or are reasonably expected to be modified in a TDR.
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020 excludes allowance for credit losses on investment securities of $73 million, $87 million, $94 million, $78 million and $120 million, respectively.
(e)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(f)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income and the net yield on a managed basis, management also reviews these metrics excluding CIB Markets, as shown below; these metrics, which exclude CIB Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics that exclude CIB Markets are referred to as non-markets-related net interest income and net yield. CIB Markets consists of Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets-related net interest income and net yield provides investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change				2021 Change
(in millions, except rates)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020

Net interest income - reported	$13,080	$12,741	$12,889	$13,258	$13,013	3%	1%	$38,710	$41,305	(6)%
Fully taxable-equivalent adjustments	104	109	109	97	104	(5)	—	322	321	—
Net interest income - managed basis (a)	$13,184	$12,850	$12,998	$13,355	$13,117	3	1	$39,032	$41,626	(6)
Less: CIB Markets net interest income	1,967	1,987	2,223	2,166	2,076	(1)	(5)	6,177	6,208	—
Net interest income excluding CIB Markets (a)	$11,217	$10,863	$10,775	$11,189	$11,041	3	2	$32,855	$35,418	(7)

Average interest-earning assets	$3,219,786	$3,177,195	$3,126,569	$2,955,646	$2,874,974	1	12	$3,174,858	$2,720,636	17
Less: Average CIB Markets interest-earning assets	894,892	882,848	866,591	743,337	730,141	1	23	881,547	753,748	17
Average interest-earning assets excluding CIB Markets	$2,324,894	$2,294,347	$2,259,978	$2,212,309	$2,144,833	1	8	$2,293,311	$1,966,888	17

Net yield on average interest-earning assets - managed basis	1.62%	1.62%	1.69%	1.80%	1.82%			1.64%	2.04%
Net yield on average CIB Markets interest-earning assets	0.87	0.90	1.04	1.16	1.13			0.94	1.10
Net yield on average interest-earning assets excluding CIB Markets	1.91	1.90	1.93	2.01	2.05			1.92	2.41
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.